UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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SILO PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILO PHARMA, INC.
560 Sylvan Avenue, Suite 3160

Englewood Cliffs, NJ 07632

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 10, 2021

Dear Stockholder:

We are pleased to invite you to attend the special meeting of stockholders (the “Special Meeting”) of Silo Pharma, Inc. (“Silo” or the “Company”), which will be held on Wednesday, March 10, 2021 at 11:00 a.m. Eastern Time at our office, located at 560 Sylvan Avenue, Suite 3160, Englewood Cliffs, NJ 07632, for the following purposes:

1. To amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the authorized number of shares of common stock of the Company from 100,000,000 shares to 500,000,000 shares;

2. To grant discretionary authority to the Company’s Board of Directors to amend the Company’s Certificate of Incorporation to effect one or more consolidations of the Company’s issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-5 up to 1-for-50 (the “Reverse Stock Split”), provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-50, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date (as defined herein);

3. To approve the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan and the reservation of 8,500,000 shares of common stock for issuance thereunder; and

4. To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed February 5, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the meeting.

All stockholders are cordially invited to attend the Special Meeting. Whether or not you expect to attend the Special Meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the Special Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

IF YOU PLAN TO ATTEND

Please note that space limitations make it necessary to limit attendance to stockholders of record only. Registration and seating will begin at 10:30 a.m. Eastern Time. Shares of common stock can be voted at the Special Meeting only if the holder is present in person or by valid proxy.

For admission to the Special Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on March 10, 2021 at 11:00 a.m. Eastern Time at 560 Sylvan Avenue, Suite 3160, Englewood Cliffs, NJ 07632.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eric Weisblum
Eric Weisblum
Chairman, Chief Executive Officer, Chief Financial Officer and President

Dated: February 22, 2021

Whether or not you expect to attend the Special Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Special Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Silo Pharma, Inc.
560 Sylvan Avenue, Suite 3160

Englewood Cliffs, NJ 07632

PROXY STATEMENT FOR THE
2021 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 10, 2021

The Board of Directors of Silo Pharma, Inc. (“Silo” or the “Company”) is soliciting your proxy to vote at the Special Meeting of Stockholders (the “Special Meeting”) to be held at our office, located at 560 Sylvan Avenue, Suite 3160, Englewood Cliffs, NJ 07632, on March 10, 2021, at 11:00 a.m. Eastern Time, including at any adjournments or postponements of the Special Meeting.

Our Board of Directors is asking you to vote your shares by completing, signing and returning the accompanying proxy card via mail or fax or vote over the Internet. If you attend the Special Meeting in person, you may vote at the Special Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

We intend to begin mailing this proxy statement, the attached notice of the Special Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 on or about February 23, 2021 to all stockholders of record entitled to vote at the Special Meeting. Only stockholders who owned our common stock on February 5, 2021 are entitled to vote at the Special Meeting.

SILO PHARMA, INC.

-i-

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Eric Weisblum, our Chief Executive Officer, as your proxy for the Special Meeting and you are authorizing Mr. Weisblum to vote your shares at the Special Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) to give you when we ask you to sign a proxy card designating Mr. Weisblum as proxy to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting in person. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card via mail or fax or vote over the Internet.

We intend to begin mailing this proxy statement, the attached notice of Special Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 on or about February 23, 2021 to all stockholders of record entitled to vote at the Special Meeting. Only stockholders who owned our common stock on February 5, 2021 are entitled to vote at the Special Meeting.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

How do I attend the Special Meeting?

The Special Meeting will be held on March 10, 2021, at 11:00 a.m. Eastern Time at our office, located at 560 Sylvan Avenue, Suite 3160, Englewood Cliffs, NJ 07632. Information on how to vote in person at the Special Meeting is discussed below.

 Who is Entitled to Vote?

The Board of Directors has fixed the close of business on February 5, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 85,176,956 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, West Coast Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Special Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I Voting on?

There are three matters scheduled for a vote:

1. To amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the authorized number of shares of common stock of the Company from 100,000,000 shares to 500,000,000 shares;

2. To grant discretionary authority to the Company’s Board of Directors to amend the Company’s Certificate of Incorporation to effect one or more consolidations of the Company’s issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-5 up to 1-for-50 (the “Reverse Stock Split”), provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-50, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date; and

3. To approve the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan and the reservation of 8,500,000 shares of common stock for issuance thereunder.

What if another matter is properly brought before the Special Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with his best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form;

2.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card;

3.	Vote by fax. Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.	Vote in person. Attend and vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form;

2.	Vote by mail. Mark, date, sign and promptly mail your vote instruction form;

3.	Vote by fax. Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

IMPORTANT: If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Special Meeting and on all matters incident to the conduct of the Special Meeting. This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Mr. Weisblum, the Board of Directors’ designated proxy.

If you are a registered stockholder and attend the Special Meeting, you may deliver your completed proxy card in person. If your shares are held in “street name” (i.e. shares are held by a broker for you as a beneficial owner) and you wish to vote at the Special Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Special Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 42,588,479 shares must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, our stockholders entitled to vote at the Special Meeting may adjourn the Special Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock of the Company from 100,000,000 shares to 500,000,000 shares;

2.

“FOR” granting the Company’s Board of Directors discretionary authority to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-50, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date; and

3.	“FOR” the approval of the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan and the reservation of 8,500,000 shares of common stock for issuance thereunder.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Mr. Weisblum, the Board of Directors’ designated proxy.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Proposal No. 1 for the approval of an increase in the number of authorized share of common stock, Proposal No. 2 for the approval of the Reverse Stock Split and Proposal No. 3 for the approval of the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan, are all considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required
Proposal No. 1: Approval of increase in number of authorized shares of common stock	The affirmative vote of the holders of a majority of the outstanding shares of our common stock.

Proposal No. 2: Authorization of Reverse Stock Split	The affirmative vote of the holders of a majority of the outstanding shares of our common stock.

Proposal No. 3: Approval of 2020 Omnibus Equity Incentive Plan	The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

What Are the Voting Procedures?

With regard to Proposals 1, 2 and 3, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of the Company by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Silo Pharma, Inc., 560 Sylvan Avenue, Suite 3160, Englewood Cliffs, NJ 07632 Attention: Corporate Secretary. Your most current proxy card or Internet proxy is the one that will be counted.

Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our officers and directors may be the recipient of awards under the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan (Proposal No. 3).

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

Stockholders do not have appraisal rights under Delaware law or under Silo’s governing documents with respect to the matters to be voted upon at the Special Meeting.

How can I Find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Introduction

Our Certificate of Incorporation currently authorizes the issuance of up to 100,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock. Our Board of Directors has approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares (the “Amendment”).

The proposed form of Amendment to our Certificate of Incorporation to effectuate the increase in authorized shares of our common stock is attached as Appendix A to this proxy statement (subject to any changes required by applicable law and provided that, since Proposal Nos. 1 and 2 will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Delaware Secretary of State to effect multiple approved proposals).

Reasons for the Increase in Authorized Shares of Common Stock

The Board of Directors determined that the increase in authorized shares of our common stock is in the best interests of our Company and unanimously recommends approval by our stockholders. The Board of Directors believes that the availability of additional authorized shares of common stock is required for several reasons including, but not limited to, the additional flexibility to issue common stock for a variety of general corporate purposes as the Board of Directors may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

As of the Record Date 85,176,956 shares of our common stock were outstanding out of the 100,000,000 shares that we are authorized to issue. In addition, as of the Record Date, an aggregate of approximately 550,000 shares of common stock have been reserved for future issuance, including: (i) 300,000 shares of common stock reserved for issuance upon the exercise of outstanding options and (ii) 250,000 shares of common stock reserved for issuance upon the exercise of outstanding options.

Thus, we have approximately 14,273,044 shares of common shares available for future issuance at this time.

On February 9, 2021, we entered into securities purchase agreements with certain investors pursuant to which, on February 12, 2021, we issued an aggregate of 4,276 shares of our newly designated Series C Preferred Stock together with warrants (“Warrants”) to purchase up to an aggregate of 14,253,323 shares (“Warrant Shares”) of our common stock. Pursuant to the Series C Preferred Stock Certificate of Designation of Preferences, Rights and Limitations, each share of Series C Preferred Stock is convertible at any time and from time to time after the issuance date, at the option of the holder, into such number of shares of common stock determined by dividing the Stated Value by the Conversion Price. “Stated Value” initially means $1,000. “Conversion Price” initially means $0.30. The Warrants are exercisable for a term of five years from the issuance date at an exercise price of $0.30 per share. Upon approval of an Amendment to our Certificate of Incorporation to effectuate the increase in authorized shares of our common stock and filing of the Amendment with the Secretary of State of the State of Delaware, we will use a portion of the newly authorized shares of common stock for the issuance of the Conversion Shares and the Warrant Shares. Except as otherwise set forth herein, while we have no current plans to issue any of the shares of common stock that will be authorized if the increase is approved, we may use any of the additional shares of common stock at the time and in the manner approved by our Board of Directors. For example, our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future.

Effects of the Increasing Our Authorized Shares of Common Stock

Following the filing of the Amendment with the Secretary of State of the State of Delaware, we will have the authority to issue up to 500,000,000 shares of common stock. These shares may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company.

In addition, the Amendment could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of common stock or other securities convertible into shares of our common stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of common stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of common stock is not being proposed in response to any known threat to acquire control of the Company.

The Amendment will not change the number of shares of common stock issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the our common stock.

Procedure for Implementing the Amendment

The Amendment will become effective upon the filing or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Amendment is attached hereto as Appendix A. The exact timing of the filing of the Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

 Required Vote of Stockholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 1.

PROPOSAL 2

REVERSE STOCK SPLIT PROPOSAL

Introduction

Our Board of Directors has approved an amendment to our Certificate of Incorporation to effectuate the Reverse Stock Split of our issued and outstanding common stock.  If approved by our stockholders, this proposal would permit (but not require) our Board of Directors to effect a Reverse Stock Split of the outstanding shares of our common stock at any time until the first anniversary of the Record Date at a specific ratio within the range of 1-for-5 to 1-for-50, with the specific ratio to be fixed within this range by our Board of Directors in its sole discretion without further stockholder approval. We believe that enabling our Board of Directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the Board of Directors may consider, among other things, factors such as: the initial and continued listing requirements of various stock exchanges; the number of shares of our common stock outstanding; the historical trading price and trading volume of our common stock; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of an amendment (the “Reverse Stock Split Amendment”) to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in such amendment. The exact timing of the Reverse Stock Split Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Stock Split Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of such amendment with the Secretary of State of the State of Delaware, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our Company and our stockholders to proceed.

The proposed form of Reverse Stock Split Amendment is attached as Appendix B to this proxy statement (subject to any changes required by applicable law and provided that, since Proposal Nos. 1 and 2 will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Delaware Secretary of State to effect multiple approved proposals). Any amendment to our Certificate of Incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by our Board of Directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split are to make our common stock more attractive to certain institutional investors, which would provide for a stronger investor base and to decrease our Delaware annual franchise tax which may be calculated based upon the number of issued shares.

 Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock.  We believe the Reverse Stock Split will make our common stock more attractive to a broader range of investors, as we believe that the current market price of the common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In addition, as a Delaware corporation, we are required to pay an annual Delaware franchise tax which is calculated based upon several variables, including a company’s number of total outstanding shares as compared to the company’s number of authorized shares of capital stock. We believe that a decrease in the number of outstanding shares as a result of the Reverse Stock Split may decrease our annual Delaware franchise tax liability; however, no assurance can be given that the decrease in outstanding shares will decrease our annual Delaware franchise tax liability.

Finally, in the event that Proposal No. 1, an amendment to our Certificate of Incorporation to increase our authorized number of shares of common stock, is not approved by our stockholders at the Special Meeting, the Reverse Stock Split will be a necessary tool in order to satisfy our contractual obligations with regard to the issuance of common stock upon proper exercise of our outstanding warrants and options.

Potential Effects of the Proposed Reverse Stock Split Amendment

If our stockholders approve the Reverse Stock Split Amendment and our Board of Directors effectuates a Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced, depending upon the ratio determined by our Board of Directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of common stock that we are authorized to issue; however, if Proposal No. 1 is approved by our stockholders, we may file the Amendment to increase our authorized shares of common stock from 100,000,000 shares to 500,000,000 shares. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to our transfer agent, together with a properly completed and executed letter of transmittal, our transfer agent will register the appropriate number of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Holders of Our Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of five and a maximum of fifty shares in aggregate of existing common stock will be combined into one new share of common stock. Based on 85,176,956 shares of common stock issued as of the Record Date, immediately following the Reverse Stock Split we would have approximately 17,035,392 shares of common stock issued if the ratio for the Reverse Stock Split is 1-for-5, approximately 3,407,079 shares of common stock issued if the ratio for the reverse split is 1-for-25, and approximately 1,703,540 shares of common stock issued if the ratio for the reverse split is 1-for-50, which is the aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between approximately 17,035,392 and approximately 1,703,540 shares. The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio and the number of reverse stock splits, if any, that are ultimately determined by our Board of Directors.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described above. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless we simultaneously list our common stock on an exchange, bid and ask prices for our common stock will continue to be quoted on the OTCQB under the symbol “SILO.” The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed Reverse Stock Split Amendment will not affect the par value of our common stock, which will remain$0.0001 per share. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●

a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472). This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws, alternative minimum tax laws or other tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

There can be no assurance that the Internal Revenue Service (the “IRS”) will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and is not tax advice.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our common stock for a lesser number of common stock, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of shares of common stock received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the common stock received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR SHARES OF OUR COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Required Vote of Stockholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 2.

PROPOSAL 3

APPROVAL OF THE SILO PHARMA, INC. 2020 OMNIBUS EQUITY INCENTIVE PLAN

Summary

On January 18, 2021, our Board of Directors adopted the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan (the “2020 Plan”). The 2020 Plan will become effective, if at all, on the date that it is approved by our stockholders (the “Effective Date”). If approved by our stockholders, 8,500,000 shares of Company common stock will be reserved for issuance under the 2020 Plan.

Our administrator may grant incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to participants to acquire shares of our common stock under the 2020 Plan. It is anticipated that the 2020 Plan will be administered by our Board of Directors, or if our Board of Directors does not administer the 2020 Plan, a committee or subcommittee of our Board of Directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements. The closing price per-share of Company common stock on February 5, 2021 was $0.36. The following table sets forth, as of February 5, 2021, the approximate number of each class of participants eligible to participate in the 2020 Plan and the basis of such participation.

Class and Basis of Participation	Approximate Number of Class
Employees	1
Directors	3	(1)

(1)	One of the three directors is an employee of the Company.

The proposed form of the 2020 Plan is attached as Appendix C to this proxy statement.

Rationale for Adoption of the 2020 Plan

Grants of options, stock appreciation rights, restricted shares of common stock, restricted stock units and other stock-based awards to our employees, directors and independent contractors are an important part of our long-term incentive compensation program, which we use in order to strengthen the commitment of such individuals to us, motivate them to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts are expected to result in our long-term growth and profitability.

Dilution, Stock Available and Historical Stock Usage

Dilution. Subject to stockholder approval of the 2020 Plan, 8,500,000 shares of Company common stock will be reserved for issuance under the 2020 Plan, which represents approximately 9.92% of our common stock as calculated on a fully-diluted basis. As of the Record Date, there were approximately 85,726,956 shares of our common stock outstanding on a fully-diluted basis, and the Board believes that this fully-diluted number, rather than the number of outstanding shares of the Company, is the relevant number in determining the appropriate number of shares available under the 2020 Plan. Our Board of Directors believes that this number of shares of our common stock constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of our Company for all stockholders. The closing trading price of each share of Company common stock as of the Record Date was $0.36. If approved by our stockholders, the 8,500,000 shares initially authorized for issuance under the 2020 Plan will represent approximately 9.92% of our common stock as of the Record Date as calculated on a fully-diluted basis.

Shares Available; Certain Limitations. The maximum number of shares of common stock reserved and available for issuance under the 2020 Plan will be 8,500,000 shares of common stock, provided that shares of common stock issued under the 2020 Plan with respect to an Exempt Award will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, or (ii) an award that a participant purchases at fair market value.

New shares reserved for issuance under the 2020 Plan may be authorized but unissued shares of our common stock or shares of our common stock that will have been or may be reacquired by us in the open market, in private transactions or otherwise. If any shares of our common stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of our common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the 2020 Plan except that any shares of our common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the 2020 Plan. If an award is denominated in shares of our common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2020 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the 2020 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares of our common stock will no longer be available for grant under the 2020 Plan.

Description of 2020 Plan

The following is a summary of the material features of the 2020 Plan. This summary is qualified in its entirety by the full text of the 2020 Plan, a copy of which is attached to this proxy statement as Appendix C.

Types of Awards. The 2020 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available; Certain Limitations” are incorporated herein by reference.

Administration. The 2020 Plan will be administered by our Board of Directors, or if our Board of Directors does not administer the 2020 Plan, a committee or subcommittee of our Board of Directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of our Board of Directors or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2020 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2020 Plan, provided that, subject to the equitable adjustment provisions described below, the plan administrator will not have the authority to reprice or cancel and re-grant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards without first obtaining the approval of our stockholders.

The 2020 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the 2020 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the 2020 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the 2020 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the 2020 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the 2020 Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent stockholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of an participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights. SARs may be granted either alone (a “free-standing SAR”) or in conjunction with all or part of any option granted under the 2020 Plan (a “tandem SAR”). A free-standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the free-standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A tandem SAR will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a free-standing SAR may not exceed ten years from the date of grant. The exercise period of a tandem SAR will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of an participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the 2020 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common stock, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2020 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2020 Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2020 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2020 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2020 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the 2020 Plan, a “change in control” means, in summary, the first to occur of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board of Directors; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board of Directors immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of Directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board of Directors. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2020 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2020 Plan

The 2020 Plan provides our Board of Directors with authority to amend, alter or terminate the 2020 Plan, but no such action impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law. The 2020 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback. If we are required to prepare a financial restatement due to the material non-compliance with any financial reporting requirement, then the plan administrator may require any Section 16 officer to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 16 officer during the preceding three years that the plan administrator determines was in excess of the amount that such Section 16 officer would have received had such cash or equity incentive compensation been calculated based on the financial results reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 16 officer (which need not be the same amount or proportion for each Section 16 officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion.

US Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2020 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options. A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for U.S. income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”) and we will not be entitled to a tax deduction at that time. If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2020 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights. A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock. A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units. In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards. With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the 2020 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2020 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2020 Plan.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote thereon at the Special Meeting is required to approve the adoption of the 2020 Plan.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 3.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock outstanding as of the Record Date by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our shares of common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and named executive officers as a group.

The percentage ownership information is based on 85,176,956 shares of common stock outstanding as of the Record Date. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold options or warrants to purchase shares of common stock and that are exercisable within 60 days of such date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Silo Pharma, Inc., 560 Sylvan Avenue, Suite 3160, Englewood Cliffs, NJ 07632.

Name and Address of Beneficial Owner	Number of shares beneficially owned		Percentage of shares beneficially owned
5% or greater shareholders:
Scott Wilfong	5,393,787	(1)	6.33%
Directors and Named Executive Officers:
Eric Weisblum	7,989,063	(2)	9.35%
Wayne D. Linsley	0		0%
Kevin Muñoz	0		0%
All executive officers and directors as a group (3 persons)	7,989,063		9.35%

(1)	Pursuant to Scott Wilfong’s Schedule 13G filed with the SEC on May 21, 2020, Scott Wilfong is the beneficial owner of 5,393,787 shares of the Company’s common stock, and his address is 6427 Lake Washington Blvd. NE, Kirkland, WA 98033.

(2)	Consists of (i) 7,689,063 shares of common stock and (ii) 300,000 shares of common stock issuable upon exercise of options.

OTHER MATTERS

Silo has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Special Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, Silo will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy availability notice or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single notice or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate notice or proxy materials, please notify your broker or call our Corporate Secretary at (718) 400-9031, or submit a request in writing to our Corporate Secretary, c/o Silo Pharma, Inc., 560 Sylvan Avenue, Suite 3160, Englewood Cliffs, NJ 07632. Stockholders who currently receive multiple copies of the notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Report

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 may be obtained without charge by writing to our Corporate Secretary at 560 Sylvan Avenue, Suite 3160, Englewood Cliffs, NJ 07632.

By Order of the Board of Directors

/s/ Eric Weisblum
Eric Weisblum
Chairman, Chief Executive Officer, Chief Financial Officer and President

February 22, 2021

APPENDIX A

CERTIFICATE OF AMENDMENT
to
CERTIFICATE OF INCORPORATION
of
SILO PHARMA, INC.

SILO PHARMA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Silo Pharma, Inc. The Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on December 3, 2012 (as amended, the “Certificate of Incorporation”).

SECOND: Article FOURTH, Section (A) of the Corporation’s Certificate of Incorporation shall be amended and restated in its entirety to read as follows:

“(A) The total number of shares of stock authorized which the Corporation shall have the authority to issue shall be 505,000,000 shares. The Corporation shall be authorized to issue two classes of shares of stock, designated “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue 500,000,000 shares of Common Stock, each share to have a par value of  $0.0001 per share, and 5,000,000 shares of Preferred Stock, each share to have a par value of  $0.0001 per share.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the  day of   , 202 .

SILO PHARMA, INC.

By:
Name:	Eric Weisblum
Title:	Chief Executive Officer

APPENDIX B

CERTIFICATE OF AMENDMENT
to
CERTIFICATE OF INCORPORATION
of
SILO PHARMA, INC.

SILO PHARMA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Silo Pharma, Inc. The Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on December 3, 2012 (as amended, the “Certificate of Incorporation”).

SECOND: Article FOURTH of the Corporation’s Certificate of Incorporation shall be amended by inserting Section (C) at the end of such section which shall read as follows:

“(C)  Reverse Stock Split. [Upon the filing of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware] [Effective as of [ ] a.m./p.m., local time on , 20 ] (the “Effective Time”), each   ( ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into ( ) fully paid and nonassessable shares of common stock, par value of  $0.0001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the  day of   , 202 .

SILO PHARMA, INC.

By:
Name:	Eric Weisblum
Title:	Chief Executive Officer

APPENDIX C

SILO PHARMA, INC.
2020 OMNIBUS EQUITY INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of the Plan is the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan. The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

(e) “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i) “Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means (i) the conviction, guilty plea or plea of “no contest” by the Participant to any felony or a crime involving moral turpitude or the Participant’s commission of any other act or omission involving dishonesty or fraud, (ii) the substantial and repeated failure of the Participant to perform duties of the office held by the Participant, (iii) the Participant’s gross negligence, willful misconduct or breach of fiduciary duty with respect to the Company or any of its Subsidiaries or Affiliates, (iv) any breach by the Participant of any restrictive covenants to which the Participant is subject, and/or (v) the Participant’s engagement in any conduct which is or can reasonably be expected to be materially detrimental or injurious to the business or reputation of the Company or its Affiliates. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.

(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(k) “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

(l) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.

(n) “Common Stock” means the common stock of the Company, par value $0.0001.

(o) “Company” means Silo Pharma, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p) “Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(q) “Effective Date” has the meaning set forth in Section 17 hereof.

(r) “Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(t) “Exempt Award” shall mean the following:

(1) An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2) An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

(u) “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (ii) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

(v) “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(w) “Free Standing Rights” has the meaning set forth in Section 8.

(x) “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(y) “Incentive Compensation” means annual cash bonus and any Award.

(z) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(aa) “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(bb) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(cc) “Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(dd) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(ee) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(ff) “Plan” means this 2020 Omnibus Equity Incentive Plan.

(gg) “Related Rights” has the meaning set forth in Section 8.

(hh) “Restricted Stock” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(ii) “Restricted Period” has the meaning set forth in Section 9.

(jj) “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(kk) “Rule 16b-3” has the meaning set forth in Section 3.

(ll) “Section 16 Officer” means any officer of the Company whom the Board has determined is subject to the reporting requirements of Section 16 of the Exchange Act, whether or not such individual is a Section 16 Officer at the time the determination to recoup compensation is made.

(mm) “Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(nn) “Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(oo) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(pp) “Transfer” has the meaning set forth in Section 15.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine the number of Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6) to determine the Fair Market Value in accordance with the terms of the Plan;

(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8) to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9) to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

(c) Subject to Section 5, neither the Board nor the Committee shall have the authority to (i) reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s stockholders; or (ii) accelerate the vesting of any Awards (except pursuant to Section 11).

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

(e) The expenses of administering the Plan shall be borne by the Company and its Affiliates.

(f) If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4. Shares Reserved for Issuance Under the Plan.

(a) Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to 8.5 million shares; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit.

(b) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Stock Appreciation Right that are retained by the Company to account for the Exercise Price of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for grant under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for grant under the Plan.

(c) No more than 8.5 million Shares shall be issued pursuant to the exercise of ISOs.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7. Options.

(a) General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(1) ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(2) $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g) Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 15 hereof.

(h) Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(i) Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

(c) Exercise Price. The Exercise Price of Shares purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(d) Exercisability.

(1) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e) Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(f) Termination of Employment or Service. Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h) Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9. Restricted Stock and Restricted Stock Units.

(a) General. Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

(b) Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c) Restrictions and Conditions. The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(1) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

(2) Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3) The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Other Stock-Based Awards.

Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11. Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, notwithstanding Section 4(d) of the Plan, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by the Company or any of its Affiliates immediately prior to the consummation of such Change in Control then upon the consummation of such Change in Control, the Administrator, in its sole and absolute discretion, may:

(a) provide that any unvested or unexercisable portion of any Award carrying a right to exercise become fully vested and exercisable; and

(b) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Stock Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.

Section 12. Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 15. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 16. Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17. Effective Date.

The Plan was approved by the Board on January 18, 2021 and shall be adopted and become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).

Section 18. Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 19. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 20. Securities Matters and Regulations.

(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 21. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Section 22. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 23. No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 24. Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 27. Clawback.

(a) If the Company is required to prepare a financial restatement due to the material non-compliance of the Company with any financial reporting requirement, then the Committee may require any Section 16 Officer to repay or forfeit to the Company, and each Section 16 Officer agrees to so repay or forfeit, that part of the Incentive Compensation received by that Section 16 Officer during the three-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Section 16 Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement. The Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much Incentive Compensation to recoup from each Section 16 Officer (which need not be the same amount or proportion for each Section 16 Officer), including any determination by the Committee that a Section 16 Officer engaged in fraud, willful misconduct or committed grossly negligent acts or omissions which materially contributed to the events that led to the financial restatement. The amount and form of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion, and recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the cancellation of vested or unvested Awards, cash repayment or both.

(b) Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Section 28. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 29. Indemnification.

To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 30. Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31. Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 32. Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

SILO PHARMA, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAl meeting OF STOCKHOLDERS – MaRCH 10, 2021 at 11:00 a.m., EASTERN TIME

The undersigned stockholder of SILO PHARMA, INC (the “Company”) hereby revoking any proxy heretofore given, does hereby appoint Eric Weisblum, with full power to act alone, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2021 Special Meeting of Stockholders of the Company to be held on Wednesday, March 10, 2021 at 11:00 a.m. Eastern Time at 560 Sylvan Avenue, Suite 3160, Englewood Cliffs, NJ 07632 and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

This proxy confers authority and shall be voted in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the Special Meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS

Read our proxy statement before you vote by proxy.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 760-452-4423.

INTERNET:	https://www.westcoaststocktransfer.com/proxy-silo/
CONTROL NUMBER: XXXXXXXXXXXX

IN PERSON:	You may vote your shares in person by attending the Special Meeting.

Go to the above Internet website. Have your proxy card in hand when you access the website. Enter your “Control Number” printed above and then follow the instructions provided to appoint the Proxy and give him directions on how to vote your shares. If you appoint the Proxy by Internet, you need not return a proxy card. You will be appointing the Proxy to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxy by Internet through the end of the Special Meeting on March 10, 2021.

SPECIAL MEETING OF THE STOCKHOLDERS OF SILO PHARMA, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
CONTROL NUMBER: XXXXXXXXXXXX		CONTROL NUMBER: XXXXXXXXXXXX

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	à	FOR	AGAINST	ABSTAIN	Proposal 1

To amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the authorized number of shares of common stock of the Company from 100,000,000 shares to 500,000,000 shares.

		☐	☐	☐
Proposal 2	à	FOR	AGAINST	ABSTAIN	Proposal 2

To grant discretionary authority to the Company’s Board of Directors to amend the Company’s Certificate of Incorporation to effect one or more consolidations of the Company’s issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-5 up to 1-for-50 (the “Reverse Stock Split”), provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-50, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the record date of the Special Meeting.

		☐	☐	☐
Proposal 3	à	FOR	AGAINST	ABSTAIN	Proposal 3
To approve the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan and the reservation of 8,500,000 shares of common stock for issuance thereunder.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO PARTICIPATE IN THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable): ____________________________ ____________________________ ____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)